Exhibit 99.1

Mortgage Rates(1)

Range of Mortgage Rates (%)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Loans	Average Principal Balance Outstanding ($	)	Weighted Average Mortgage Rate (	%)	Weighted Average Remaining Term to Maturity (Months	)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (	%)
5.501 - 6.000	1	$478,489	0.30%	478,489		5.750		358		807	76.19
6.001 - 6.500	34	17,056,296	10.79	501,656		6.473		357		732	60.37
6.501 - 7.000	161	80,504,860	50.94	500,030		6.821		358		709	72.36
7.001 - 7.500	118	48,964,389	30.99	414,952		7.317		358		687	73.94
7.501 - 8.000	43	10,979,649	6.95	255,341		7.732		358		697	76.54
8.001 - 8.500	1	42,231	0.03	42,231		8.125		354		724	80.00
Total	358	$158,025,913	100.00%
_________
(1)
The lender acquired mortgage insurance mortgage loans are shown in the preceding table at the mortgage rates inclusive of the interest premium charge by the related lenders. As of the cut-off date, the weighted average mortgage rate of the Mortgage Loans (net of such premiums) was approximately 6.998% per annum. Without the adjustment, the weighted average mortgage rate on the Mortgage Loans was approximately 6.998% per annum.

Current Mortgage Loan Principal Balances(1)

Range of Current Mortgage Loan Principal Balances ($)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Loans	Average Principal Balance Outstanding ($	)	Weighted Average Mortgage Rate (	%)	Weighted Average Remaining Term to Maturity (Months	)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (	%)
$0.01 - $50,000.00	5	$223,957	0.14%	44,791		7.521		356		683	54.21
$50,000.01 - $100,000.00	21	1,669,100	1.06	79,481		7.262		357		691	71.37
$100,000.01 - $150,000.00	37	4,438,235	2.81	119,952		7.272		357		691	77.33
$150,000.01 - $200,000.00	30	5,135,483	3.25	171,183		7.195		357		702	77.34
$200,000.01 - $250,000.00	20	4,501,791	2.85	225,090		7.075		358		705	74.88
$250,000.01 - $300,000.00	17	4,682,870	2.96	275,463		7.056		357		711	77.66
$300,000.01 - $350,000.00	12	3,864,635	2.45	322,053		7.029		358		712	68.89
$350,000.01 - $400,000.00	8	3,076,583	1.95	384,573		7.085		356		712	67.94
$400,000.01 - $450,000.00	27	11,652,279	7.37	431,566		6.956		357		705	70.35
$450,000.01 - $500,000.00	43	20,531,209	12.99	477,470		6.996		358		703	72.36
$500,000.01 - $550,000.00	26	13,663,358	8.65	525,514		7.009		359		707	73.95
$550,000.01 - $600,000.00	32	18,344,320	11.61	573,260		6.959		359		686	74.05
$600,000.01 - $650,000.00	31	19,608,248	12.41	632,524		6.976		358		704	71.09
$650,000.01 - $700,000.00	7	4,754,332	3.01	679,190		7.158		359		709	78.05
$700,000.01 - $750,000.00	7	5,137,419	3.25	733,917		6.910		359		721	68.01
$750,000.01 - $1,000,000.00	26	23,129,519	14.64	889,597		6.953		358		704	70.69
$1,000,000.01 - $1,500,000.00	7	9,420,217	5.96	1,345,745		6.916		358		711	61.45
$1,500,000.01 - $2,000,000.00	1	2,000,000	1.27	2,000,000		6.875		358		770	65.00
Greater than $2,000,000.01	1	2,192,359	1.39	2,192,359		6.750		356		688	80.00
Total	358	$158,025,913	100.00%
__________
(1)	As of the cut-off date, the average current mortgage loan principal balance of the Mortgage Loans was approximately $441,413.

FICO Credit Scores(1)

Range of FICO Credit Scores	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Loans	Average Principal Balance Outstanding ($	)	Weighted Average Mortgage Rate (	%)	Weighted Average Remaining Term to Maturity (Months	)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (	%)
601 - 620	3	$832,476	0.53%	277,492		7.404		355		614	73.67
621 - 640	38	14,875,282	9.41	391,455		7.098		358		631	71.61
641 - 660	54	22,140,771	14.01	410,014		7.097		358		652	73.18
661 - 680	42	17,265,634	10.93	411,087		7.111		358		671	70.39
681 - 700	51	26,147,116	16.55	512,689		7.080		358		691	72.09
701 - 720	54	24,767,887	15.67	458,665		6.955		358		709	75.13
721 - 740	29	13,297,914	8.42	458,549		6.897		358		732	73.81
741 - 760	22	8,298,880	5.25	377,222		6.902		358		751	72.17
761 - 780	32	15,427,414	9.76	482,107		6.823		359		770	67.47
781 - 800	26	12,089,615	7.65	464,985		6.838		358		790	66.32
801 - 820	7	2,882,926	1.82	411,847		6.882		358		808	77.99
Total	358	$158,025,913	100.00%
(1)	As of the cut-off date, the weighted average FICO Credit Score of the mortgagors related to the Mortgage Loans was approximately 704.

Documentation Program for Mortgage Loans(1)

Type of Program	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Loans	Average Principal Balance Outstanding ($	)	Weighted Average Mortgage Rate (	%)	Weighted Average Remaining Term to Maturity (Months	)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (	%)
Reduced	126	$60,468,163	38.26%	479,906		7.058		358		693	73.43
Stated Income/Stated Asset	90	47,677,786	30.17	529,753		6.882		358		724	70.39
No Ratio	37	17,674,596	11.18	477,692		6.979		358		707	70.76
Full/Alternative	66	17,665,998	11.18	267,667		7.089		356		678	74.55
No Income/No Asset	33	13,248,514	8.38	401,470		7.011		358		715	66.36
Full Documentation	6	1,290,856	0.82	215,143		7.342		355		680	87.31
Total	358	$158,025,913	100.00%
(1)	Fannie Mae Desktop Underwriter is an automated underwriting system (AUS).

Original Loan-to-Value Ratios(1)(2)

Range of Original Loan-to-Value Ratios (%)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Loans	Average Principal Balance Outstanding ($	)	Weighted Average Mortgage Rate (	%)	Weighted Average Remaining Term to Maturity (Months	)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (	%)
0.01 - 50.00	21	$10,988,498	6.95%	523,262		6.723		358		726	42.28
50.01 - 55.00	13	5,071,150	3.21	390,088		6.874		359		724	52.76
55.01 - 60.00	15	7,640,232	4.83	509,349		6.929		358		705	58.57
60.01 - 65.00	18	11,324,644	7.17	629,147		6.883		358		710	63.51
65.01 - 70.00	45	20,828,326	13.18	462,852		6.973		358		687	68.62
70.01 - 75.00	49	25,854,876	16.36	527,651		7.053		358		695	73.93
75.01 - 80.00	183	73,406,012	46.45	401,126		7.050		358		706	79.65
80.01 - 85.00	3	471,913	0.30	157,304		6.909		357		668	84.41
85.01 - 90.00	5	1,141,659	0.72	228,332		7.363		356		731	89.44
90.01 - 95.00	3	502,588	0.32	167,529		7.215		356		745	95.00
95.01 - 100.00	3	796,017	0.50	265,339		7.304		357		700	100.00
Total	358	$158,025,913	100.00%
_________
(1)	As of the cut-off date, the weighted average original Loan-to-Value Ratio of the Mortgage Loans was approximately 71.86%.
(2)	Does not take into account any secondary financing on the Mortgage Loans that may exist at the time of origination.

Combined Loan-to-Value Ratios(1)(2)

Range of Combined Loan-to-Value Ratios (%)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Loans	Average Principal Balance Outstanding ($	)	Weighted Average Mortgage Rate (	%)	Weighted Average Remaining Term to Maturity (Months	)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (	%)
50.00 or less	19	$9,950,498	6.30%	523,710		6.727		358		723	42.36
50.01 - 55.00	13	5,071,150	3.21	390,088		6.874		359		724	52.76
55.01 - 60.00	13	5,560,951	3.52	427,765		6.829		358		697	56.88
60.01 - 65.00	19	10,814,893	6.84	569,205		6.873		358		713	62.13
65.01 - 70.00	39	17,716,815	11.21	454,277		7.057		358		692	67.81
70.01 - 75.00	37	18,839,162	11.92	509,167		6.982		358		697	72.48
75.01 - 80.00	98	46,996,749	29.74	479,559		6.967		358		710	78.72
80.01 - 85.00	7	3,461,410	2.19	494,487		6.955		358		710	77.77
85.01 - 90.00	24	12,083,542	7.65	503,481		7.019		358		716	79.19
90.01 - 95.00	21	8,645,461	5.47	411,689		7.174		358		689	77.54
95.01 - 100.00	68	18,885,282	11.95	277,725		7.243		358		686	80.23
Total	358	$158,025,913	100.00%
_________
(1)	As of the cut-off date, the weighted average Combined Loan-to-Value Ratio of the Mortgage Loans was approximately 76.60%.
(2)	Takes into account any secondary financing on the mortgage loans that may exist at the time of origination.

Geographic Distribution of Mortgaged Properties(1)

Location	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Loans	Average Principal Balance Outstanding ($	)	Weighted Average Mortgage Rate (	%)	Weighted Average Remaining Term to Maturity (Months	)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (	%)
Alabama	3	$983,002	0.62%	327,667		7.296		359		709	59.65
Arizona	7	3,793,043	2.40	541,863		7.121		358		709	57.29
Arkansas	1	123,764	0.08	123,764		6.750		355		651	80.00
California	104	58,293,891	36.89	560,518		6.974		358		699	71.16
Colorado	9	5,141,856	3.25	571,317		6.843		359		738	68.31
Connecticut	7	3,210,326	2.03	458,618		7.195		358		680	75.78
Delaware	1	638,338	0.40	638,338		6.750		357		750	80.00
District of Columbia	2	539,600	0.34	269,800		7.129		353		785	53.64
Florida	40	12,667,590	8.02	316,690		7.226		357		711	74.86
Georgia	31	9,685,887	6.13	312,448		6.923		358		731	70.04
Hawaii	1	632,000	0.40	632,000		7.375		359		621	80.00
Idaho	1	119,446	0.08	119,446		6.990		356		684	80.00
Illinois	14	4,788,209	3.03	342,015		7.346		358		696	76.88
Indiana	3	203,959	0.13	67,986		7.670		358		721	78.95
Iowa	1	650,000	0.41	650,000		6.750		358		621	69.52
Kentucky	2	670,875	0.42	335,437		6.999		359		651	71.44
Louisiana	2	364,943	0.23	182,471		7.309		354		699	80.00
Maryland	9	3,124,033	1.98	347,115		7.002		358		721	77.95
Massachusetts	5	1,645,427	1.04	329,085		7.183		359		656	72.53
Michigan	7	1,908,230	1.21	272,604		6.810		359		684	72.05
Minnesota	2	439,111	0.28	219,556		7.184		354		683	77.80
Missouri	4	1,089,501	0.69	272,375		6.989		359		756	60.94
Nevada	8	2,967,175	1.88	370,897		7.108		359		672	71.27
New Hampshire	1	483,547	0.31	483,547		7.500		356		700	100.00
New Jersey	4	2,218,331	1.40	554,583		7.153		358		647	76.61
New York	31	18,534,670	11.73	597,893		6.858		357		717	73.71
North Carolina	4	1,409,565	0.89	352,391		7.094		358		680	82.10
Ohio	6	915,693	0.58	152,616		7.271		357		664	77.58
Oklahoma	2	258,749	0.16	129,375		7.301		359		697	65.59
Oregon	4	1,918,500	1.21	479,625		6.712		358		710	70.12
Pennsylvania	6	3,254,742	2.06	542,457		6.785		357		697	78.88
South Carolina	9	3,692,688	2.34	410,299		6.886		359		696	55.70
Tennessee	3	456,541	0.29	152,180		7.250		356		644	81.97
Texas	6	879,925	0.56	146,654		7.132		357		699	75.42
Vermont	1	152,000	0.10	152,000		7.000		354		735	95.00
Virginia	8	4,884,014	3.09	610,502		6.936		359		694	75.70
Washington	9	5,286,741	3.35	587,416		6.930		359		729	69.60
Total	358	$158,025,913	100.00%
_________
(1)	As of the cut-off date, no more than approximately 1.58% of the Mortgage Loans were secured by mortgaged properties located in any one postal zip code area.

Purpose of Mortgage Loans

Loan Purpose	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Loans	Average Principal Balance Outstanding ($	)	Weighted Average Mortgage Rate (	%)	Weighted Average Remaining Term to Maturity (Months	)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (	%)
Purchase	157	$65,402,802	41.39%	416,578		7.027		358		715	77.39
Refinance (cash-out)	148	67,591,700	42.77	456,701		7.023		358		691	67.93
Refinance (rate/term)	53	25,031,411	15.84	472,291		6.853		358		712	68.01
Total	358	$158,025,913	100.00%

Types of Mortgaged Properties

Property Type	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Loans	Average Principal Balance Outstanding ($	)	Weighted Average Mortgage Rate (	%)	Weighted Average Remaining Term to Maturity (Months	)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (	%)
Single Family Residence	221	$99,136,073	62.73%	448,580		6.973		358		698	71.34
Planned Unit Development	87	39,933,233	25.27	459,003		7.019		358		709	72.05
Low-Rise Condominium	24	6,535,335	4.14	272,306		7.064		357		729	76.52
2-4 Family Residence	22	10,197,034	6.45	463,502		7.001		356		719	71.17
High-Rise Condominium	4	2,224,238	1.41	556,060		7.510		357		726	80.97
Total	358	$158,025,913	100.00%

Occupancy Types(1)

Occupancy Type	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Loans	Average Principal Balance Outstanding ($	)	Weighted Average Mortgage Rate (	%)	Weighted Average Remaining Term to Maturity (Months	)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (	%)
Primary Residence	302	$141,904,136	89.80%	469,881		6.982		358		703	71.95
Secondary Residence	16	8,471,838	5.36	529,490		6.903		359		713	69.90
Investment Property	40	7,649,939	4.84	191,248		7.397		355		714	72.35
Total	358	$158,025,913	100.00%
____________
(1)	Based upon representations of the related borrowers at the time of origination.

Remaining Terms to Maturity(1)

Remaining Term to Maturity (Months)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Loans	Average Principal Balance Outstanding ($	)	Weighted Average Mortgage Rate (	%)	Weighted Average Remaining Term to Maturity (Months	)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (	%)
360	49	$24,862,901	15.73%	507,406		6.977		360		703	71.33
359	127	55,785,900	35.30	439,259		6.918		359		702	72.70
358	93	48,478,477	30.68	521,274		7.061		358		712	70.83
357	24	8,457,394	5.35	352,391		7.089		357		685	72.98
356	13	6,566,665	4.16	505,128		6.962		356		687	78.28
355	14	3,079,766	1.95	219,983		7.154		355		716	60.67
354	26	8,024,530	5.08	308,636		7.087		354		699	71.66
353	4	1,228,671	0.78	307,168		7.168		353		752	73.98
352	4	901,180	0.57	225,295		7.345		352		654	69.70
350	1	105,483	0.07	105,483		6.875		350		687	70.00
348	1	52,081	0.03	52,081		6.625		348		705	70.00
339	1	69,749	0.04	69,749		6.500		339		667	80.00
315	1	413,115	0.26	413,115		6.250		315		648	70.57
Total	358	$158,025,913	100.00%
___________
(1)	As of the cut-off date, the weighted average remaining term to maturity of the Mortgage Loans was approximately 358 months.

Interest-Only Periods at Origination

Interest Only Period (months)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Loans	Average Principal Balance Outstanding ($	)	Weighted Average Current Mortgage Rate (	%)	Weighted Average Remaining Term to Maturity (Months	)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (	%)
None	220	$94,193,950	59.61%	428,154		6.971		358		706	72.20
60	4	742,400	0.47	185,600		7.105		359		682	80.00
120	134	63,089,563	39.92	470,818		7.036		358		701	71.26
Total	358	$158,025,913	100.00%

Prepayment Charge Periods at Origination

Prepayment Charge Period (months)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Loans	Average Principal Balance Outstanding ($	)	Weighted Average Current Mortgage Rate (	%)	Weighted Average Remaining Term to Maturity (Months	)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (	%)
None	302	$137,118,003	86.77%	454,033		6.994		358		705	71.71
12	13	6,765,393	4.28	520,415		7.043		358		698	72.09
36	40	11,664,719	7.38	291,618		7.035		358		688	73.97
60	3	2,477,797	1.57	825,932		6.916		358		763	69.53
Total	358	$158,025,913	100.00%